                                             This document contains 6 pages.
                                             The Exhibit Index is
                                             located on page 4.
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) December 16, 1996

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996-C
               (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1996-C, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       33-84894               59-3247986
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description

           19.1                              Statement to Certificateholders for
                                             Mortgage Loan Asset Backed
                                             Pass-Through Certificates, Series
                                             1996-C, for December 16, 1996
                                             distribution pursuant to Section
                                             6.02 of the Pooling and Servicing
                                             Agreement among Merrill Lynch
                                             Credit Corporation, as Master
                                             Servicer, MLCC Mortgage Investors,
                                             Inc., as Seller, and Bankers Trust
                                             Company of California, N.A., as
                                             Trustee, dated as of August 1,
                                             1996.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MERRILL LYNCH CREDIT CORPORATION,
                                            as Master Servicer and on behalf of
                                            MLCC MORTGAGE INVESTORS, INC.



                                            By: /s/ Steven T. Hardy
                                                -----------------------------
                                                Name:  Steven T. Hardy
                                                Title: Vice President and
                                                       Controller


Dated:  12/16/96
      ------------------

                                  Exhibit Index

Exhibit No.                                                                              Page
-----------                                                                              ----
         19.1                       Statement to Certificateholders for
                                    Mortgage Loan Asset Backed Pass-Through
                                    Certificates, Series 1996-C                             5